UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2012
Date of Report (Date of earliest event reported)

MAINLAND RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-52782 (Commission File Number)	90-0335743 (IRS Employer Identification No.)

21 Waterway Avenue, Suite 300 The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

(281)-469-5990
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01     Entry into a Material Definitive Agreement

On March 28, 2012, Mainland Resources, Inc. (the "Company") entered into a Purchase and Sale Agreement (the "Agreement") with Westrock Land Corporation ("Westrock"). Pursuant to the Agreement the Company agreed to purchase certain oil and gas properties and assets located in the State of Texas from Westrock (collectively, the "Assets").

Pursuant to the Agreement the Company is required to issue 25,000,000 shares of common stock, par value $0.001 per share, having a value equal to $6,250,000, to Westrock in order to acquire the Assets.

A copy of the Agreement is included as Exhibit 10.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits
Exhibit No.	Description of Exhibit
10.1	Purchase and Sale Agreement with Westrock Land Corporation dated March 28, 2012*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINLAND RESOURCES, INC.
DATE: April 10, 2012	By: /s/ William D. Thomas William D. Thomas Chief Financial Officer/Treasurer

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